UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549


                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  September 15, 1998



                       EQCC Home Equity Loan Trust 1998-2
              (Exact name of registrant as specified in its charter)




                                                   	59-3521397
Delaware                    333-48053               59-7126186
--------                    ---------               ----------
(State  or  other           (Commission  File       (IRS  employer
Jurisdiction  of            Number)                 Identification  No.)
Incorporation


                            EQCC Home Equity Loan Trust 1998-2
                            10401 Deerwood Park Blvd.
                           Jacksonville, Florida 32256

                    (Address of principal executive offices)

          Registrant's telephone number including area code:  (904) 987-5000

Item  5.     Other  Events
             -------------

          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item  7.     Financial  Statements,  Pro  Forma  Financial  Statements  and
             --------------------------------------------------------------
    Exhibits
    --------

(c)     Exhibits

99          Trustee's  Remittance  Report  in  respect  of  the  September  1998
          Remittance  Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Series EQCC Home Equity Loan Trust 1998-2
                                   (Registrant)

                        Equicredit Corporation of America
                                as Representative


Dated:  September  14,  1998     	By:     /s/  James  B.  Dodd
                                          --------------------
                                  Name:    James  B.  Dodd
                                 	Title:   Vice  President  /  General Counsel
                                           (Duly  Authorized  Officer)

                                INDEX TO EXHIBITS



Exhibit
Number                         Exhibit
------                         -------

99          Trustee's  Remittance  Report  in  respect  of  the  September  1998
            Remittance  Date.

                                                                                             EXHIBIT 99

                                       U.S. BANK NATIONAL ASSOCIATION
                                                 AS TRUSTEE

                                            REMITTANCE REPORT FOR

            EQCC  HOME  EQUITY  LOAN  ASSET  BACKED  CERTIFICATES,  SERIES  1998-2
----------------------------------------------------------------------------------

From        AUG.  15,  1998

To          SEPT.  15,  1998


                                                                                              TOTAL
(i)           AVAILABLE PAYMENT AMOUNT                                                   12,404,099.65
              Portions subject to bankrupty                                                       0.00

(ii)          CLASS A-1F PRINCIPAL BALANCE (Beginning)                                  274,926,334.69
              CLASS A-2F PRINCIPAL BALANCE (Beginning)                                   22,350,000.00
              CLASS A-3F PRINCIPAL BALANCE (Beginning)                                  191,650,000.00
              CLASS A-4F PRINCIPAL BALANCE (Beginning)                                   70,250,000.00
              CLASS A-5F PRINCIPAL BALANCE (Beginning)                                   69,147,344.00
              CLASS A-6F PRINCIPAL BALANCE (Beginning)                                   58,600,000.00
              CLASS A-7F PRINCIPAL BALANCE (Beginning)                                   54,400,000.00

              POOL PRINCIPAL BALANCE (Beginning)                                        741,323,678.69

(iii)         MORTGAGES:
              NUMBER OF PRINCIPAL PREPAYMENTS                                                      154
              PRINCIPAL BALANCE OF MORTGAGES PREPAYING                                    7,423,258.79

(iv)          AMOUNT OF CURTAILMENTS RECEIVED                                               121,839.33

(v)           AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
              MONTHLY PAYMENTS RECEIVED                                                     926,308.16

(vi)          INTEREST RECEIVED ON MORTGAGES                                              5,680,965.53

(vii)         AGGREGATE ADVANCES                                                          4,625,740.04

(viii)    a.  DELINQUENCY INFORMATION (INCLUDES
              BANKRUPTCY & FORECLOSURES & REO):
              MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER                                                                               260
              PRINCIPAL BALANCE                                                          14,571,475.45
              % OF PRINCIPAL                                                                      1.99%

              MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER                                                                                98
              PRINCIPAL BALANCE                                                           6,131,816.02
              % OF PRINCIPAL                                                                      0.84%

              MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER                                                                                50
              PRINCIPAL BALANCE                                                           2,801,108.33
              % OF PRINCIPAL                                                                      0.38%

          b.  MORTGAGES IN BANKRUPTCY (TOTAL)
              NUMBER                                                                                44
              PRINCIPAL BALANCE                                                           1,948,911.07
              % OF PRINCIPAL                                                                      0.27%

              BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above)
              BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER                                                                                 8
              PRINCIPAL BALANCE                                                             458,756.77
              % OF PRINCIPAL                                                                      0.06%

              BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER                                                                                 5
              PRINCIPAL BALANCE                                                             302,054.11
              % OF PRINCIPAL                                                                      0.04%

              BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER                                                                                 1
              PRINCIPAL BALANCE                                                              43,454.64
              % OF PRINCIPAL                                                                      0.01%

          c.  MORTGAGES IN FORECLOSURE (TOTAL):
              NUMBER                                                                                11
              PRINCIPAL BALANCE                                                             652,436.00
              % OF PRINCIPAL                                                                      0.09%

              FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above)
              FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER                                                                                 0
              PRINCIPAL BALANCE                                                                   0.00
              % OF PRINCIPAL                                                                      0.00%

              FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER                                                                                 0
              PRINCIPAL BALANCE                                                                   0.00
              % OF PRINCIPAL                                                                     0.00%

              FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER                                                                                11
              PRINCIPAL BALANCE                                                             652,436.00

          d.  MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii)a. above):
              NUMBER                                                                                 0
              PRINCIPAL BALANCE                                                                   0.00
              % OF PRINCIPAL                                                                      0.00%

          e.  MORTGAGE LOAN LOSSES                                                                0.00

(ix)          ENDING CLASS A-1F PRINCIPAL BALANCE                                       266,454,928.41
              ENDING CLASS A-2F PRINCIPAL BALANCE                                        22,350,000.00
              ENDING CLASS A-3F PRINCIPAL BALANCE                                       191,650,000.00
              ENDING CLASS A-4F PRINCIPAL BALANCE                                        70,250,000.00
              ENDING CLASS A-5F PRINCIPAL BALANCE                                        69,147,344.00
              ENDING CLASS A-6F PRINCIPAL BALANCE                                        58,600,000.00
              ENDING CLASS A-7F PRINCIPAL BALANCE                                        54,400,000.00

(x)           WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                                       188.22
              WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                            10.30%


(xi)          SERVICING FEES PAID                                                           331,673.80
              SERVICING FEES ACCRUED                                                        365,042.30

(xii)         SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.

(xiii)        POOL PRINCIPAL BALANCE (ENDING)                                           732,852,272.41

(xiv)         RESERVED

(xv)          REIMBURSABLE AMOUNTS:
              TO SERVICER                                                                         0.00
              TO REPRESENTATIVE                                                                   0.00
              TO DEPOSITORS                                                                       0.00

(xvi)         NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                                       14,501
              NUMBER OF MORTGAGES OUTSTANDING (END)                                             14,347

(xvii)        AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS                            6,268,289.23

(xviiii)      SUBORDINATED AMOUNT (REMAINING)                                            79,073,646.16
              SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)                                6,072,166.14
              CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                                          0.00
              EXCESS SPREAD                                                               1,970,553.56

(xix)         AGGREGATE MORTGAGE LOAN LOSSES                                                      0.00

(xx)          TOTAL PRINCIPAL BALANCE OF THREE LARGEST MORTGAGES                            672,991.06



                                                         U.S. BANK NATIONAL ASSOCIATION
                                                                   AS TRUSTEE

                                         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2
                                         --------------------------------------------------------------

            FROM:   AUG.  15, 1998
            TO:     SEPT. 15, 1998

 SECURITY		                         	    	  ORIGINAL          BEGINNING          PRINCIPAL            ENDING
INTEREST
 DESCRIPTION     RATE     MATURITY       	    FACE        	    BALANCE           REDUCTIONS          BALANCE         PAYABLE


CLASS A-1F  6.235000%  APR. 15, 2008     286,685,000.00      22,350,000.00       8,471,406.28     266,454,928.41    1,428,471.41

CLASS A-2F  6.086000%  OCT. 15, 2008      22,350,000.00      22,350,000.00               0.00      22,350,000.00      113,351.75

CLASS A-3F  6.229000%  MAR. 15, 2013     191,650,000.00     191,650,000.00               0.00     191,650,000.00      994,823.21

CLASS A-4F  6.326000%  JAN. 15, 2022      70,250,000.00      70,250,000.00               0.00      70,250,000.00      370,334.58

CLASS A-5F  6.640000%  JULY 15, 2029      69,147,344.00      69,147,344.00               0.00      69,147,344.00      382,615.30

CLASS A-6F  6.159000%  APR. 15, 2008      58,600,000.00      58,600,000.00               0.00      58,600,000.00      300,764.50

CLASS A-7F  6.325000%  APR. 15, 2008      54,400,000.00      54,400,000.00               0.00      54,400,000.00      286,733.33

CLASS X                JULY 15, 2029               0.00               0.00               0.00               0.00
CLASS R                JULY 15, 2029               0.00               0.00               0.00               0.00
CLASS LR               JULY 15, 2029               0.00               0.00               0.00               0.00

                                      _________________  _________________  _________________  _________________  ______________
                       TOTAL             753,082,344.00     741,323,678.69       8,471,406.28     732,852,272.41    3,877,094.09




                           BALANCE       BALANCE       BALANCE      BALANCE
              CUSIP       PER $1,000   PER $1,000     PER $1,000  PER $1,000


CLASS A-1F  268917EN7    958.98402320  29.54952746   929.43449574  4.98272115

CLASS A-2F  268917EP2  1,000.00000000   0.00000000  1000.00000000  5.07166667

CLASS A-3F  268917EQ0  1,000.00000000   0.00000000  1000.00000000  5.19083333

CLASS A-4F  268917ER8  1,000.00000000   0.00000000  1000.00000000  5.27166667

CLASS A-5F  268917ES6  1,000.00000000   0.00000000  1000.00000000  5.53333333

CLASS A-6F  268917ET4  1,000.00000000   0.00000000  1000.00000000  5.13250000

CLASS A-7F  268917EU1  1,000.00000000   0.00000000  1000.00000000  5.27083333